SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2004

XTO ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10662	75-2347769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Houston Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 885-2800

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On January 16, 2004, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated January 14, 2004, to the Prospectus, dated July 7, 2003, pursuant to Registration Statement No. 333-106346. The Exhibits filed herewith are filed as part of such Registration Statement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of Registration Statement No. 333-106346:

Exhibit Number	Description
1.1	Underwriting Agreement
4.3.1	Indenture for Senior Debt Securities
4.3.2	First Supplemental Indenture for 4.90% Senior Notes due 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.
Date: January 16, 2004	By:	/s/ Bennie G. Kniffen
Bennie G. Kniffen
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement
4.3.1	Indenture for Senior Debt Securities
4.3.2	First Supplemental Indenture for 4.90% Senior Notes due 2014